Federated High Income Bond Fund, Inc.
CLASS A SHARES (TICKER FHIIX)
CLASS B SHARES (TICKER FHBBX)
CLASS C SHARES (TICKER FHICX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 31, 2016
1. Effective December 30, 2016, the Board of Directors of Federated High Income Bond Fund, Inc., (the “Fund”) has approved a reduction in the Fund's investment advisory fee from 0.75% to 0.50% and the elimination of the Fund's 2.00% redemption fee. In addition to the revised Fee Table and Example below, please remove all references in the prospectus to the redemption fee.
Under the heading entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please replace the “Fee Table” and “Example” in their entirety with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B) and Class C Shares (C) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 15.
Shareholder Fees (fees paid directly from your investment)	A	B	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	None	0.75%	0.75%
Other Expenses[1]	0.50%	0.53%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.01%	1.79%	1.76%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.11)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.75%	1.72%
1	The Management Fee, Other Expenses, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee and an expected increase in Other Expenses for the Fund.

2	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 30, 2016, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B and C classes (after the voluntary waivers and/or reimbursements) will not exceed 0.89%, 1.74% and 1.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$548	$757	$982	$1,631
Expenses assuming no redemption	$548	$757	$982	$1,631
B:
Expenses assuming redemption	$732	$963	$1,170	$1,900
Expenses assuming no redemption	$182	$563	$970	$1,900
C:
Expenses assuming redemption	$279	$554	$954	$2,073
Expenses assuming no redemption	$179	$554	$954	$2,073
2. In addition, effective as of January 27, 2017, The Fund will offer Institutional Shares and Class R6 Shares by separate prospectus.
December 29, 2016
Federated High Income Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453432 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.